UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2007
GENESIS HEALTHCARE CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	000-50351	20-0023783

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

101 East State Street, Kennett Square,PA	19348

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 610-444-6350
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
Earnings release issued by Genesis HealthCare Corporation

     The information contained in Item 2.02 of this Current Report and in the press release attached as Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in Item 2.02 of this Current Report and in the press release attached as Exhibit 99.1 shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 2.02 Results of Operations and Financial Condition.
     The following information, including the text of the press release attached as Exhibit 99.1, is furnished pursuant to Item 2.02 Results of Operations and Financial Condition.
     On April 27, 2007, Genesis HealthCare Corporation (GHC) reported its results for the fiscal quarter ended March, 31 2007. The earnings release is attached hereto as Exhibit 99.1.
     The earnings release attached hereto as Exhibit 99.1 includes EBITDA which is a non-GAAP financial measure. For purposes of SEC Regulation G, a non-GAAP financial measure is a numerical measure of a registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable financial measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows (or equivalent statements) of the registrant; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable financial measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, GHC has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
     GHC’s management believes that the presentation of EBITDA provides useful information to investors regarding GHC’s results of operations because EBITDA is useful for trending, analyzing and benchmarking the performance and value of GHC’s business. By excluding certain expenses and other items that may not be indicative of GHC’s core business operating results, this non-GAAP financial measure:
•	allows investors to evaluate GHC’s performance from management’s perspective, resulting in greater transparency with respect to supplemental information used by GHC in its financial and operational decision making;

•	facilitates comparisons with prior periods and reflects the principal basis on which management monitors financial performance; and

•	facilitates comparisons with the performance of others in the long-term care services industry.
     GHC uses EBITDA primarily as a performance measure and believes that the GAAP financial measure most directly comparable to EBITDA is net income. GHC uses EBITDA as a measure to assess the relative performance of its eldercare properties and other of its operating businesses, as well as the employees responsible for operating such businesses. EBITDA is useful in this regard because it does not include such costs as interest expense, income taxes and depreciation and amortization expense which may vary from business unit to business unit depending upon such factors as the method used to finance the original purchase of the business unit or the tax law in the state in which a business unit operates. By excluding such factors when measuring financial performance, many of which are outside of the control of the employees responsible for operating GHC’s business units, management is better able to evaluate the operating performance of the business unit and the employees responsible for business unit performance. Consequently, GHC’s management uses EBITDA to determine the extent to which GHC’s employees have met performance goals, and therefore may or may not be eligible for incentive compensation awards.
     GHC also uses EBITDA in its annual budget process. GHC believes EBITDA facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. The presentation of this non-GAAP financial measure is consistent with GHC’s past practice and GHC believes this measure further enables investors and analysts to compare current non-GAAP measures with non-GAAP measures presented in prior periods.
     Although GHC uses EBITDA as a financial measure to assess the performance of its business, the use of EBITDA is limited because it does not consider certain material costs necessary to operate its business. These costs include the cost to service GHC’s debt, the non-cash depreciation and amortization associated with GHC’s long-lived assets, the cost of GHC’s federal and state tax obligations, GHC’s share of the earnings or losses of GHC’s less than 100% owned operations and the operating results of GHC’s discontinued businesses. Because EBITDA does not consider these important elements of GHC’s cost structure, a user of GHC’s financial information who relies on EBITDA as the only measure of GHC’s performance could draw an incomplete or misleading conclusion regarding GHC’s financial performance. Consequently, a user of GHC’s financial information should consider net income an important measure of GHC’s financial performance because it provides the most complete measure of GHC’s performance.
     GHC defines EBITDA as earnings from continuing operations before equity in net income (loss) of unconsolidated affiliates, minority interests, interest expense, income taxes, depreciation and amortization. Other companies may define EBITDA differently and, as a result, GHC’s measure of EBITDA may not be directly comparable to EBITDA of other companies. EBITDA does not represent net income as defined by GAAP and should be considered in addition to, not as a substitute for, or superior to, GAAP financial measures.
     GHC’s management believes that the presentation of diluted earnings per share on a non-GAAP basis is useful to investors because the exclusion or adjustment of certain expense items facilitates a more consistent comparison with prior periods. Similar to EBITDA, the presentation of diluted earnings per share on a non-GAAP basis does not consider certain material expenses and therefore a user of GHC’s financial information who relies on this measure could draw an incomplete or misleading conclusion regarding GHC’s financial performance. Diluted earnings per share as presented for the three and six months ended March 31, 2007 does not represent diluted earnings per share on a GAAP basis and should be considered in addition to, not as a substitute for, or superior to, the GAAP measure.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit	Description

99.1	Earnings release issued by Genesis HealthCare Corporation on April 27, 2007.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 2007	GENESIS HEALTHCARE CORPORATION
	By:	/s/ James V. McKeon
		Name:	James V. McKeon
		Title:	Chief Financial Officer

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